SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                _____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934
                                 ___________________


                                   November 2, 1995
                  ------------------------------------------------
                  (Date of Report; Date of Earliest Event Reported)


                                SCOR U.S. CORPORATION
             ------------------------------------------------------------
                (Exact Name of Registrant as specified in its Charter)


      Delaware                        0-15176                    75-1791342
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     (State of Incorporation)    (Commission File No.)         (IRS Employer
                                                             Identification No.)

     Two World Trade Center, New York New York                   10048-0178
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     (Address of Principal Executive Offices)                    (Zip Code)


                                     (212) 390-5200
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                 (Registrant's telephone number, including area code)



     110 William Street, New York New York                       10038-3995
     ---------------------------------------------------------------------------
            (Former name or former address, if changed since last report)





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               Items 1-4.  Not Applicable.
                           --------------

               Item 5.     Other Events.
                           ------------

                           On November 2, 1995, SCOR U.S. Corporation, a

               Delaware corporation (the "Company"), entered into an

               Agreement and Plan of Merger, dated as of November 2, 1995

               (the "Merger Agreement") with SCOR S.A., a societe anonyme organized under the laws of The Republic of France

               ("Parent"), and SCOR Merger Sub Corporation, a newly

               organized Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub").

                         Pursuant to the Merger Agreement, Merger Sub has

               agreed to commence a tender offer (the "Offer") for all of the outstanding shares of common stock, par value $0.30 per share, of the Company at a price of $15.25 per share, net to the seller in cash, without interest thereon, subject to the terms and conditions set forth in the Merger Agreement and to be set forth in the tender offer documents.  If the Offer is successfully completed, holders of the 5-1/4% Convertible

               Subordinated Debentures due April 1, 2000 of the Company

               would have the right to require the Company to repurchase

               such Convertible Debentures at a price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the repurchase date.  The Merger Agreement

               provides for the merger of Merger Sub (the "Merger") with

               and into the Company after completion of the Offer upon the





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               terms and subject to the conditions contained in the Merger

               Agreement.

                         The foregoing description is qualified in its

               entirety by reference to the Merger Agreement, which is

               attached hereto as Exhibit 2.1 and is incorporated by

               reference herein.

               Item 6.  Not Applicable.
                        --------------

               Item 7.  Financial Statements
                        Pro Forma Financial Information and Exhibits.
                        --------------------------------------------

                (a)-(b) Not Applicable.
                        --------------

                    (c) Exhibits Required by Item 601 of Regulation S-K
                        -----------------------------------------------

                      2.1 Agreement and Plan of Merger among SCOR U.S. Corporation, SCOR Merger Sub Corporation and SCOR U.S., dated as of November 2, 1995.

               Item 8.  Not Applicable.
                        --------------

                                         SIGNATURE


                         Pursuant to the requirements of the Securities

               Exchange Act of 1934, the registrant has duly caused this

               report to be signed on its behalf by the undersigned

               hereunto duly authorized.


               Dated: November 6, 1995


                                        SCOR U.S. CORPORATION



                                        By   /s/ John T. Andrews, Jr.
                                          ---------------------------------
                                          Name:  John T. Andrews, Jr.
                                          Title: Senior Vice President,
                                                 General Counsel and
                                                 Secretary
















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                                       EXHIBIT INDEX


                Exhibit No.                   Description
                -----------                   -----------

                    2.1. Agreement and Plan of Merger among SCOR U.S. Corporation, SCOR Merger Sub Corporation and SCOR S.A., dated as of November 2, 1995.